THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of July 26, 2016, by and between AMERICAN CARESOURCE HOLDINGS, INC., a Delaware corporation, ACSH PRIMARY CARE HOLDINGS, LLC, a Delaware limited liability company, ACSH URGENT CARE HOLDINGS, LLC, a Delaware limited liability company, ACSH SERVICE CENTER, LLC, a Delaware limited liability company, ACSH PRIMARY CARE OF FLORIDA, LLC, a Florida limited liability company, ACSH PRIMARY CARE OF GEORGIA, LLC, a Georgia limited liability company, ACSH PRIMARY CARE OF ALABAMA, LLC, an Alabama limited liability company, ACSH URGENT CARE OF FLORIDA, LLC, a Florida limited liability company, ACSH URGENT CARE OF GEORGIA, LLC, a Georgia limited liability company, ACSH URGENT CARE OF ALABAMA, LLC, an Alabama limited liability company, ACSH MEDICAL MANAGEMENT, LLC, a Delaware limited liability company, MEDHELP, LLC, a Georgia limited liability company (individually and collectively, "Borrower"), and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank").

RECITALS

WHEREAS, Borrower is currently indebted to Bank pursuant to the terms and conditions of that certain Credit Agreement between Borrower and Bank dated as of April 12, 2016, as amended from time to time ("Credit Agreement").

WHEREAS, Bank and Borrower have agreed to certain changes in the terms and conditions set forth in the Credit Agreement and have agreed to amend the Credit Agreement to reflect said changes.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Credit Agreement shall be amended as follows:

1. Section 1.1(a) is hereby amended by deleting "Seven Million Dollars ($7,000,000.00)" as the maximum principal amount available under the Line of Credit, and by substituting for said amount "Eight Million Dollars ($8,000,000.00)," with such change to be effective upon the execution and delivery to Bank of a First Modification to Revolving Line of Credit Note and all other contracts, instruments and documents required by Bank to evidence such change.

2. Section 1.4 is hereby deleted in its entirety, and the following substituted therefor:

"GUARANTIES. The payment and performance of all indebtedness and other obligations of Borrower to Bank shall be guaranteed jointly and severally by John Pappajohn in the principal amount of Four Million Dollars ($4,000,000.00), Mark C. Oman in the principal amount of Two Million Six Hundred Sixty-Six Thousand Six Hundred Sixty-Six Dollars ($2,666,666.00), and Bruce Rastetter in the principal amount of One Million Three Hundred Thirty-Three Thousand Three Hundred Thirty-Four Dollars ($1,333,334.00), as evidenced by and subject to the terms of guaranties in form and substance satisfactory to Bank."

3. Notwithstanding the execution of this Amendment, or the delivery of all documents in furtherance thereof, the obligation of the Bank to make any advance on the Line of Credit and this Amendment becoming effective is subject to the Bank receiving, in form and substance satisfactory to Bank, each of the following, duly executed:

(a) This Amendment.
(b) First Modification to Revolving Line of Credit Note.
(c) Continuing Guaranty of Bruce Rastetter.
(d) Continuing Guaranty of Mark C. Oman.
(e) Continuing Guaranty of John Pappajohn.
(f) Such other documents as Bank may require under any other Section of this Amendment.

4. Except as specifically provided herein, all terms and conditions of the Credit Agreement remain in full force and effect, without waiver or modification. All terms defined in the Credit Agreement shall have the same meaning when used in this Amendment. This Amendment and the Credit Agreement shall be read together, as one document.

5. Borrower hereby remakes all representations and warranties contained in the Credit Agreement and reaffirms all covenants set forth therein. Borrower further acknowledges that as of the date of this Amendment an Event of Default exists based on the cross-default provision of the Credit Agreement and the death of a Third Party Obligor of the separate $5,000,000.00 line of credit that Borrower has with the Bank. The Bank hereby reserves all rights, powers, and remedies available under the Loan Documents or applicable law based on the Event of Default. This Amendment is not a novation of the Loan Documents and shall not operate or be construed to: (a) waive the Event of Default described herein or any other Event of Default under the Loan Documents; (b) waive, limit, modify, or prejudice or otherwise adversely affect any rights, remedies, or power of the Bank under any provision of the Loan Documents or applicable law, all of which are expressly reserved; or (c) waive, limit, modify, or prejudice or otherwise adversely affect any of the claims of the Bank under the Loan Documents.

6. General Release. In consideration of the benefits provided to Borrower under the terms and provisions hereof, Borrower and each guarantor hereunder hereby agree as follows ("General Release"):

(a) Borrower and each guarantor hereunder, for itself and on behalf of its respective successors and assigns, do hereby release, acquit and forever discharge Bank, all of Bank's predecessors in interest, and all of Bank's past and present officers, directors, attorneys, affiliates, employees and agents, of and from any and all claims, demands, obligations, liabilities, indebtedness, breaches of contract, breaches of duty or of any relationship, acts, omissions, misfeasance, malfeasance, causes of action, defenses, offsets, debts, sums of money, accounts, compensation, contracts, controversies, promises, damages, costs, losses and expenses, of every type, kind, nature, description or character, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, each as though fully set forth herein at length (each, a "Released Claim" and collectively, the "Released Claims"), that Borrower or any guarantor hereunder now has or may acquire as of the later of: (i) the date this Amendment becomes effective through the satisfaction (or waiver by Bank) of all conditions hereto; or (ii) the date that

Borrower and each guarantor hereunder have executed and delivered this Amendment to Bank (hereafter, the "Release Date"), including without limitation, those Released Claims in any way arising out of, connected with or related to any and all prior credit accommodations, if any, provided by Bank, or any of Bank's predecessors in interest, to Borrower or any guarantor hereunder, and any agreements, notes or documents of any kind related thereto or the transactions contemplated thereby or hereby, or any other agreement or document referred to herein or therein.

(b) Borrower and each guarantor hereunder hereby acknowledge, represent and warrant to Bank that they agree to assume the risk of any and all unknown, unanticipated or misunderstood defenses and Released Claims which are released by the provisions of this General Release in favor of Bank, and Borrower and each such guarantor hereby waive and release all rights and benefits which they might otherwise have under any state or local laws or statutes with regard to the release of such unknown, unanticipated or misunderstood defenses and Released Claims.

(c) Each person signing below on behalf of Borrower or any guarantor hereunder acknowledges that he or she has read each of the provisions of this General Release. Each such person fully understands that this General Release has important legal consequences, and each such person realizes that they are releasing any and all Released Claims that Borrower or any such guarantor may have as of the Release Date. Borrower and each guarantor hereunder hereby acknowledge that each of them has had an opportunity to obtain a lawyer's advice concerning the legal consequences of each of the provisions of this General Release.

(d) Borrower and each guarantor hereunder hereby specifically acknowledge and agree that: (i) none of the provisions of this General Release shall be construed as or constitute an admission of any liability on the part of Bank; (ii) the provisions of this General Release shall constitute an absolute bar to any Released Claim of any kind, whether any such Released Claim is based on contract, tort, warranty, mistake or any other theory, whether legal, statutory or equitable; and (iii) any attempt to assert a Released Claim barred by the provisions of this General Release shall subject Borrower and each guarantor hereunder to the provisions of applicable law setting forth the remedies for the bringing of groundless, frivolous or baseless claims or causes of action.

7. Borrower acknowledges receipt of a copy of this Amendment signed by the parties hereto.

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IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT. THIS NOTICE ALSO APPLIES TO ANY OTHER CREDIT AGREEMENTS NOW IN EFFECT BETWEEN YOU AND THIS LENDER.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written above.

AMERICAN CARESOURCE HOLDINGS, INC.

By: ______________________
Adam Winger, President and Chief Executive Officer

By: ______________________
James Hohn, Chief Operating Officer

(SEAL)

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: ______________________
Rebecca Gibson, Senior Vice President

ACSH PRIMARY CARE HOLDINGS, LLC
ACSH URGENT CARE HOLDINGS, LLC
ACSH SERVICE CENTER, LLC
ACSH PRIMARY CARE OF FLORIDA, LLC
ACSH PRIMARY CARE OF GEORGIA, LLC
ACSH PRIMARY CARE OF ALABAMA, LLC
ACSH URGENT CARE OF FLORIDA, LLC
ACSH URGENT CARE OF GEORGIA, LLC
ACSH URGENT CARE OF ALABAMA, LLC
ACSH MEDICAL MANAGEMENT, LLC
MEDHELP, LLC

By: ______________________
Adam Winger, President and Chief Executive Officer for each of the above companies

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT. THIS NOTICE ALSO APPLIES TO ANY OTHER CREDIT AGREEMENTS NOW IN EFFECT BETWEEN YOU AND THIS LENDER.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written above.

AMERICAN CARESOURCE HOLDINGS, INC.

By: ______________________________
Adam Winger, President and
Chief Executive Officer

By: ______________________________
James Honn, Chief Operating Officer

(SEAL)

WELLS FARGO BANK,
NATIONAL ASSOCIATION

By: [signature]
Rebecca Gibson, Senior Vice President

ACSH PRIMARY CARE HOLDINGS, LLC
ACSH URGENT CARE HOLDINGS, LLC
ACSH SERVICE CENTER, LLC
ACSH PRIMARY CARE OF FLORIDA, LLC
ACSH PRIMARY CARE OF GEORGIA, LLC
ACSH PRIMARY CARE OF ALABAMA, LLC
ACSH URGENT CARE OF FLORIDA, LLC
ACSH URGENT CARE OF GEORGIA, LLC
ACSH URGENT CARE OF ALABAMA, LLC
ACSH MEDICAL MANAGEMENT, LLC
MEDHELP, LLC

By: ______________________________
Adam Winger, President and Chief Executive Officer for each of the above companies

GUARANTORS' CONSENT, REAFFIRMATION AND GENERAL RELEASE

Each of the undersigned guarantors of all indebtedness of AMERICAN CARESOURCE HOLDINGS, INC., ACSH PRIMARY CARE HOLDINGS, LLC, ACSH URGENT CARE HOLDINGS, LLC, ACSH SERVICE CENTER, LLC, ACSH PRIMARY CARE OF FLORIDA, LLC, ACSH PRIMARY CARE OF GEORGIA, LLC, ACSH PRIMARY CARE OF ALABAMA, LLC, ACSH URGENT CARE OF FLORIDA, LLC, ACSH URGENT CARE OF GEORGIA, LLC, ACSH URGENT CARE OF ALABAMA, LLC, ACSH MEDICAL MANAGEMENT, LLC, and MEDHELP, LLC to WELLS FARGO BANK, NATIONAL ASSOCIATION hereby: (i) consents to the foregoing Amendment; (ii) reaffirms its obligations under his respective Continuing Guaranty; (iii) reaffirms his waivers of each and every one of the defenses to such obligations as set forth in its respective Continuing Guaranty; (iv) reaffirms that its obligations under its respective Continuing Guaranty are separate and distinct from the obligations of any other party under said Credit Agreement, as amended, and the other Loan Documents described therein; and (v) agrees to join in and be bound by all of the terms and provisions of the General Release contained in Section 6 herein.

GUARANTORS:

John Pappajohn — Dated: July 26, 2016

Mark C. Oman — Dated: July 26, 2016

Bruce Rastetter — Dated: July 26, 2016

GUARANTORS' CONSENT, REAFFIRMATION AND GENERAL RELEASE

Each of the undersigned guarantors of all indebtedness of AMERICAN CARESOURCE HOLDINGS, INC., ACSH PRIMARY CARE HOLDINGS, LLC, ACSH URGENT CARE HOLDINGS, LLC, ACSH SERVICE CENTER, LLC, ACSH PRIMARY CARE OF FLORIDA, LLC, ACSH PRIMARY CARE OF GEORGIA, LLC, ACSH PRIMARY CARE OF ALABAMA, LLC, ACSH URGENT CARE OF FLORIDA, LLC, ACSH URGENT CARE OF GEORGIA, LLC, ACSH URGENT CARE OF ALABAMA, LLC, ACSH MEDICAL MANAGEMENT, LLC, and MEDHELP, LLC to WELLS FARGO BANK, NATIONAL ASSOCIATION hereby: (i) consents to the foregoing Amendment; (ii) reaffirms its obligations under his respective Continuing Guaranty; (iii) reaffirms his waivers of each and every one of the defenses to such obligations as set forth in its respective Continuing Guaranty; (iv) reaffirms that its obligations under its respective Continuing Guaranty are separate and distinct from the obligations of any other party under said Credit Agreement, as amended, and the other Loan Documents described therein; and (v) agrees to join in and be bound by all of the terms and provisions of the General Release contained in Section 6 herein.

GUARANTORS:

____________________ John Pappajohn	Dated: July 26, 2016
[signature] Mark C. Oman	Dated: July 26, 2016
____________________ Bruce Rastetter	Dated: July 26, 2016

GUARANTORS' CONSENT, REAFFIRMATION AND GENERAL RELEASE

Each of the undersigned guarantors of all indebtedness of AMERICAN CARESOURCE HOLDINGS, INC., ACSH PRIMARY CARE HOLDINGS, LLC, ACSH URGENT CARE HOLDINGS, LLC, ACSH SERVICE CENTER, LLC, ACSH PRIMARY CARE OF FLORIDA, LLC, ACSH PRIMARY CARE OF GEORGIA, LLC, ACSH PRIMARY CARE OF ALABAMA, LLC, ACSH URGENT CARE OF FLORIDA, LLC, ACSH URGENT CARE OF GEORGIA, LLC, ACSH URGENT CARE OF ALABAMA, LLC, ACSH MEDICAL MANAGEMENT, LLC, and MEDHELP, LLC to WELLS FARGO BANK, NATIONAL ASSOCIATION hereby: (i) consents to the foregoing Amendment; (ii) reaffirms its obligations under his respective Continuing Guaranty; (iii) reaffirms his waivers of each and every one of the defenses to such obligations as set forth in its respective Continuing Guaranty; (iv) reaffirms that its obligations under its respective Continuing Guaranty are separate and distinct from the obligations of any other party under said Credit Agreement, as amended, and the other Loan Documents described therein; and (v) agrees to join in and be bound by all of the terms and provisions of the General Release contained in Section 6 herein.

GUARANTORS:

____________________ Dated: July 26, 2016
John Pappajohn

____________________ Dated: July 26, 2016
Mark C. Oman

____________________ Dated: July 26, 2016
Bruce Rastetter